LEASE AGREEMENT

         THIS LEASE AGREEMENT made this 1st day of April 1997, between HORIZON LODGES OF AMERICA, INC. an Oklahoma Corporation, (hereinafter known as
Landlord), and NEW DIRECTIONS CENTERS OF AMERICA, L.L.C., An Oklahoma Limited Liability Company (hereinafter known as Tenant).

         1. Definitions. The terms used in this lease have the following meanings:

                  (a) Tenant's Private Area. 3115 N. Lincoln Blvd, Oklahoma City, Oklahoma,

                  (b) Commencement Date. The date upon which the terms of the lease commences, above mentioned.

                  (c) The driveways, parking areas, walkways, and other parts of the property designated by Landlord from time to time as intended for use by the public, except that Tenant shall have exclusive use of the parking area next to north side of its space.

                  (d) Initial Period. The calendar year 1997.

                  (e) Leased Premises. Tenant's Private Area.

         2. Description of Leased Premises. Landlord leases and rents to Tenant 3115 N. Lincoln Blvd., Oklahoma City, Oklahoma, designated on Exhibit "A".

         3. Term. The term of this lease is Five Years (5) years and shall commence on the 1st day of April 1997, unless renewed or terminated in accordance with the provisions hereinafter set forth. The term of this lease shall not be extended except by written instrument signed by both parties and in the event Tenant does not surrender possession of the Leased Premises at the end of the term it shall be a tenant at sufferance. If landlord accepts rent after expiration of the term of this lease, the tenancy shall be from month-to-month.

                  (a) The Tenant agrees to surrender Tenant's Private Area at the termination of this lease in the condition on Commencement Date, usual wear and tear excepted.

                  (b) Renewal Option. Upon written notice from Tenant to Landlord at least Ninety (90) days prior to expiration of the term of the lease as set out in 3 above, tenant will have the option to renew said lease for an additional Five Year period. The monthly rent for the renewal term will be 120% of rent for initial term.

         4. Rent. For the exclusive use of the Tenant's Private Area and the non-exclusive use of Common Areas Tenant agrees to pay as rent, in advance without demand or notice.

                  (a) Base Rent. The total rental due under this lease is ($510,000.00), Five Hundred and Ten Thousand, and 00/00 Dollars., payable as follows:

                  (b) $8,500.00, commencing on the 1st day of April 1997, and a like amount of the 1st day of each month of the lease.

                  (c) Landlord shall be entitled to a late charge fee equal to five percent (5%) of total rent due on any amount not paid by the 5th day of each month of the lease term. Additional fee of $25.00 will be charged for dishonored check.

                  (d) Landlord acknowledges receipt of the first months rent in the amount of Eight Thousand, Five Hundred Dollars, ($8,500.00).

         5. Authorized Use. Tenant shall use and occupy the Leased Premises for offices and location for A Alcohol & Drug Rehabilitation Center taking referrals from the Oklahoma State Department of corrections and no other purpose. Any unauthorized use shall be ground for termination of the lease by Landlord, if said unauthorized use continues after ten (10) days written notice by Landlord to Tenant.

         6. Tenant Improvements. No Tenant improvements will be installed by Landlord.

                  (a) Tenant shall make alterations without the written consent of Landlord and once the Tenant makes additions, alterations or adds fixtures to the space all shall become property of the Landlord upon the expiration or termination of the lease.

                  (b) Any damages to Tenant's Private Area caused by the removal of draperies, shelving, cabinets or other fixtures, shall be repaired at the expense of Tenant.

         7. Services Provided. Landlord shall provide no services and the total operation expense and maintenance of the premises are to be paid for by the Tenant.

         8. Right of Inspection. The Landlord and its agent reserve the right to inspect the Leased Premises at all reasonable times.

         9. Lien for Rent. It is intended by parties hereto that the Landlord, as security for the payment of all rentals due or to become due hereunder, shall have a mortgage or lien on all personal property of Tenant situated on the Leased Premises to the fullest extent as provided by the laws of the State of Oklahoma and all rights and remedies as provided under said laws.

         10. Tenant's insurance. During the term of its lease, Tenant, at its sole cost, shall carry adequate Insurance to protect the premises from any peril from Fire, Storm, or any other insurable peril and will carry Comprehensive public liability insurance in a minimum amount of $300,000.00 insuring Landlord any Tenant, as their interest may appear, against liability for injury to visitors or property occurring in or about Tenant's Private Area or arising out of the ownership, maintenance, use or occupancy thereof. Landlord will carry no insurance on the personal property of Tenant and Landlord shall incur no liability to Tenant, its employees or invitees for damages caused by or resulting from the following:

                  (a) Interruption or inadequacy of heating, air conditioning, electrical service, overheating, overcooling, or the failure of any service. However, the cause of such interruptions shall be diligently remedied by the Landlord to the extent practical.

                  (b) Any damage caused by or resulting from fire, explosion, windstorm, tornado, leakage of water, gasses, steam, rain, snow, falling plaster, glass breakage, theft, burglar, robbery, vandalism, riot, or any other casualty or other risks incident to the extended coverage applicable under standard fire insurance contracts, and including earthquake.

                  (c) Any damage caused by or resulting from the acts or omission of other tenants, their employees or invitees, or trespassers. Landlord and Tenant each hereby waives any and all rights of recovery against the other or of such other party for loss of or damage to such waiving party or its property or the property of others under its control arising from any cause insured against under the standard form fire insurance policy with all permissible extension endorsements covering additional perils or under any other policy of insurance carried by such waiving party in lieu thereof.

         11. Landlord's Insurance. The Landlord shall not carry casualty insurance for any amount to provide for prompt repair or replacement of any part of the Leased premises for the term of the lease or any renewal.

         12. Real Estate Taxes. The Landlord shall not pay any real estate taxes or assessments on the premises for the term of the lease or any renewal.

         13. Assignment, Sublease. No assignment or sublease of the Premises shall be valid without written consent of Landlord, and such consent will not be unreasonably withheld.

         14. Subordination. This lease and right of the Tenant hereunder at the option of the Landlord will be subject and subordinated to the total encumbrances of Landlord's premises. Tenant agrees to execute and deliver to Landlord from time to time within ten (10) days after written request by Landlord all instruments which might be required by landlord to confirm such subordination.

         15. Casualty; Condemnation. If the Building is destroyed by casualty, or damaged to such extent that it cannot be repaired, or in the opinion of Landlord it cannot be repaired within six months from the date of casualty, this lease shall terminate and rent shall be adjusted as of the day of such destruction or damage. If the Leased Premises are damaged from casualty and can be repaired, Tenant shall, with reasonable diligence with allowance for insurance adjustment, strikes, shortage or materials and labor, repair the same. If during the period of repair the Leased Premises cannot be used, rent payment shall abate for this period or repair. There shall be an equitable proration of the rent.

                  In the event of the condemnation of the Leased Premises or a substantial portion thereof, such as would make the continued use of the Leased Premises impractical for the use intended, the lease shall terminate and rent shall be adjusted as of the date title vests in condemnor. In the event of a partial condemnation of the Leased premises, there shall be an equitable proration of rent during a period in which the leased premises cannot be sued for the normal business activities of the Tenant. All compensation in condemnation shall be the property of Landlord.

         16. Quiet Enjoyment. Landlord agrees that if Tenant pays the rent herein required and performs the obligations of the Tenant under this lease, Landlord will protect Tenant's right to quiet enjoyment of the Leases Premises.

         17. Liabilities of Landlord. By taking possession of the Leased Premises, Tenant will be deemed to posses for which the same are leased, to have accepted the Building and to have waived any and all defects therein. Landlord will not be liable to Tenant its agents, employees, invitees or to any person claiming through Tenant for any injury to person, loss or damage to property or Tenant's business occasioned by the acts or omissions of Landlord, its agents, employees or contractors or by any other cause whatsoever, except Landlord's gross negligence or willful wrong.

         18. Default. All promises, covenants and warranties herein shall be conditions as well as covenants and a breach of any of them or the failure to pay rent when due or the abandonment of the leased Premises, or the making of an assignment for Tenant, or the filing of a petition in bankruptcy, or adjudication of bankruptcy of Tenant, such shall constitute a default on the part of Tenant. If Tenant shall violate any of the terms or provision on of this lease, notice thereof shall be given to Tenant in writing and Tenant thereafter shall have 10 days in which to correct or restore such violation. If so corrected or restored, this lease shall continue all to the same extent as if no such violation existed. If not so corrected or restored, the landlord shall at its option, have the following remedies:

                  (a) Terminate the lease and take possession of the Tenant's Private Area.

                  (b) Terminate Tenant's rights to possession without terminating the lease or obligation to pay rent, whereupon Tenant shall pay Landlord all accrued arrearage and monthly upon demand unpaid rent less reasonable expense of remodeling, repair or reletting, including brokers' fees, attorneys' fees and advertising.

                  (c) The remedies granted to Landlord shall be cumulative and the exhaustion of one shall not preclude Landlord resorting to others.

         19. Force Majeure. In the event the Landlord shall be delayed, hindered in, or prevented from the performance of any act required hereunder by reason of materials, failure of power, unavailability of utility service, restrictive governmental laws or regulations, riots, insurrections, the failure to act, or default of another party, war, or any other reason beyond Landlord's control, their performance of such act shall be excused for the period of the delay, and the period of the performance of any such act shall be extended for a period equivalent to the period of such delay.

         20. Severability of Obligations. All obligations of both parties under this agreement are independent covenants, and for finding by a court of competent jurisdiction that any of the provisions of this contract are unenforceable, shall have no effect upon the enforceability of all other covenants.

         21. Notices. Each provision of this lease, or any applicable governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

                  (a) All rent and other payments required to be made by Tenant to Landlord shall be received by Landlord address as herein below set forth, or at such other written notice delivered in accordance herewith.

                  (b) Any notice or document required to be delivered hereunder shall be deemed to be delivered when deposited in the united States mail, postage prepaid, certified or registered mail (with or without return receipt requested), addressed to the parties hereto at the respective addresses set out opposite their names below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

LANDLORD                               TENANT

                                       New Direction Centers of
Horizon Lodges of America, Inc.        America, LLC.
Mr. Tim Moore, President               Mr. Ron Alexander, Manager
1225 W. Main Street                    3115 N. Lincoln Blvd.
Norman, OK  73106                      Oklahoma City, OK  73105

         22. Certificates. Tenant agrees to execute and deliver from time to time within ten (10) days after written request by Landlord a certificate to the effect that: this lease is then presently in full force and effect and unmodified; the lease term has commenced and the full rent is then accruing hereunder; Tenant has accepted possession of the Tenant's private area, and no rent has been paid more than thirty (30) days in advance of its due date; the address for notices to be sent to tenant is as set forth in such certificate or at the Leased premises; Tenant claims no offset against rent due or to become due hereunder; and to the knowledge of Tenant, Landlord is not then in default under this lease.

         23. Miscellaneous Provisions.

                  (a) The waiver by Landlord of any default, shall not be a waiver or consent to the continuation of such default or to a subsequent default.

                  (b) The provisions of any typewritten portion of any rider attached and signed shall supersede any conflicting provisions of the printed portion.

                  (c) The provisions of this lease shall be binding upon and inure to the benefit of the legal representatives, successors and assigns of the parties hereto. The word "Tenant" shall include the plural and words of the neutral gender shall include the personal gender.

         24. Attorney's Fees. If either party named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in such action, or appeal, shall be entitled to its reasonable attorney's fee to be paid by the losing party as fixed by the court.


Accepted
by Landlord                             HORIZON LODGES OF AMERICA, INC.
                                        AN Oklahoma Corporation


                                        BY: /s/ Tim Moore
                                            ------------------------------------
                                            Tim Moore, President


Accepted by Tenant                      NEW DIRECTION CENTERS OF AMERICA, LLC.
                                        An Oklahoma Limited Liability Company


                                        BY: /s/ Ron Alexander
                                            ------------------------------------
                                            Ron Alexander, Manager

The following being the Principal owners of interests in New Direction Centers of America, LLC., do hereby do hereby personally guarantee the payment & performance of this lease in favor of Horizon Lodges of America, Inc.


                                            /s/ Ron Alexander
                                            ------------------------------------
                                            Ron Alexander, an individual


                                            /s/ David B. Talbot, Jr.
                                            ------------------------------------
                                            David B. Talbot, Jr, an individual


                                            /s/ David B. Talbot, III
                                            ------------------------------------
                                            David B. Talbot, III, an individual


                                            /s/ R. C. Cunningham II
                                            ------------------------------------
                                            R. C. Cunningham, II, an individual